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                                                                    EXHIBIT 99.6



                                PLEDGE AGREEMENT

     PLEDGE AGREEMENT, dated as of December 20, 2001, made by Covad Communications Group, Inc., a Delaware corporation (the "Pledgor"), to SBC Communications Inc. (the "Secured Party").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Pledgor has entered into a Credit Agreement, dated as of November 12, 2001, with the Secured Party (said agreement, as it may be amended or otherwise modified from time to time, being the "Credit Agreement" and the terms defined therein and not otherwise defined herein being used herein having the meanings therein assigned), for purposes of establishing a term loan (the "Loan ") to the Pledgor;

     WHEREAS, the Pledgor has entered into a Resale Agreement, dated as of November 12, 2001, with the Secured Party (as the same may from time to time be amended, modified or supplemented, the "Resale Agreement") for the purpose of establishing the terms of a prepayment for products and services from the Pledgor by the Secured Party and the conditional repayment thereof by the Pledgor under the circumstances described herein;

     WHEREAS, the Pledgor is the legal and beneficial owner of the shares of capital stock described in Schedule I hereto and issued by the issuers named therein (the "Pledged Shares"); and

     WHEREAS, it is a condition precedent to the making of the Loan and the effectiveness of the Resale Agreement that the Pledgor shall have made the pledge contemplated by this Agreement.

     NOW, THEREFORE, in consideration of the premises and to induce the Secured Party to make the Loan, the Pledgor hereby agrees with the Secured Party as follows:

     SECTION 1. Pledge.

     (a) The Pledgor hereby pledges to the Secured Party, and grants to the Secured Party a security interest in, the Pledged Collateral.

     (b) For purposes of this Agreement, the following terms have the following meanings:

          "Agreement" means this Pledge Agreement, as the same may from time to time be amended, modified or supplemented, and shall refer to this Pledge Agreement as in effect on the date such reference becomes operative.

          "Pledged Collateral" means:


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               (i) all of the Pledged Shares;

               (ii) all additional shares of stock or other securities of any issuer of the Pledged Shares from time to time acquired by the Pledgor in any manner and all shares of stock or other securities of any Person who, after the date of this Agreement, becomes, as a result of any occurrence, a domestic Subsidiary of the Pledgor (any such shares being "Additional Shares");

               (iii) the certificates representing the shares referred to in clauses (i) and (ii) above; and

               (iv) all dividends, cash, interest, instruments and other property or proceeds, from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.

     For purposes of this Agreement, all terms, other than capitalized terms, used in this Agreement that are defined in the UCC have the meanings specified therein unless otherwise defined in the Credit Agreement. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, including the Exhibits and Schedules hereto, and not to any particular section, subsection or clause contained in this Agreement. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular; references to the singular include the plural; the term "including" is not limiting; and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or".

     SECTION 2. Security for Obligations. This Agreement secures and the Pledged Collateral is collateral security for the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of, and the performance of, the Obligations, whether now or hereafter existing and whether for principal, interest, fees, expenses or otherwise.

     SECTION 3. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Secured Party pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party. Upon the occurrence and during the continuance of an Event of Default, the Secured Party shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in its name or in the name of any of its nominees any or all of the Pledged Collateral. In addition, the Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing any of the Pledged Collateral for certificates or instruments of smaller or larger denominations.

     SECTION 4. Representations and Warranties. The Pledgor makes the following representations:

     (a) The Pledged Shares (i) have been duly authorized and validly issued;
(ii) are fully paid and non-assessable; and (iii) constitute 100% of the issued and

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outstanding shares of stock of the respective issuers thereof. There are no outstanding warrants or options with respect to any shares of stock of any of such issuers.

     (b) The Pledgor is the legal and beneficial owner of the Pledged Collateral free and clear of any Lien, except for Liens pursuant to the Collateral Documents securing the Obligations.

     (c) The pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, in favor of the Secured Party securing the payment of all of the Obligations.

     (d) No consent, authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority is required either (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the due execution, delivery or performance of this Agreement by the Pledgor, or (ii) for the exercise by the Secured Party of the voting or other rights provided for in this Agreement or of the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with the disposition of the Pledged Collateral by laws affecting the offering and sale of securities generally.

     (e) The issuers listed on Schedule I are the only domestic direct Subsidiaries of the Pledgor.

     SECTION 5. Further Assurances, Etc.

     (a) The Pledgor agrees that at any time and from time to time, at the cost and expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect the Lien granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

     (b) The Pledgor agrees to defend the title to the Pledged Collateral and the Lien thereon of the Secured Party against the claim of any other Person and to maintain and preserve such Lien until payment and collection in full of all of the Obligations.

     SECTION 6. Voting Rights; Dividends; Etc.

     (a) As long as no Event of Default shall have occurred and be continuing (or, in the case of subsection (a)(i) of this Section 6, as long as no notice thereof shall have been given by the Secured Party to the Pledgor):

          (i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or any other Loan Document ; provided, however, that the Pledgor shall not exercise or shall refrain from

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     exercising any such right if, in the Secured Party's judgment, such action would have a Material Adverse Effect on the value of the Pledged Collateral; and provided, further, that the Pledgor shall give the Secured Party at least five Business Days' written notice of the manner in which it intends to exercise, or its reasons for refraining from exercising, any such right.

          (ii) The Pledgor shall be entitled to receive and retain any and all dividends paid in respect of the Pledged Shares or the Additional Shares, other than any and all

               (A) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

               (B) dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

               (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral,

     all of which shall, if received by the Pledgor, be received in trust for the benefit of the Secured Party, and be forthwith deposited in a Qualified Account or a Securities Account (as defined in the Security Agreement executed and delivered by the Grantor) in the same form as so received (with any necessary endorsement).

          (iii) The Secured Party shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) above.

     (b) Upon the occurrence and during the continuance of an Event of Default:

          (i) Upon written notice by the Secured Party to the Pledgor, all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) above shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights.

          (ii) All rights of the Pledgor to receive the dividends which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) above shall cease, and all such rights shall thereupon become vested in the Secured Party who

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     shall thereupon have the sole right to receive and hold as Pledged
     Collateral such dividends.

          (iii) All dividends which are received by the Pledgor contrary to the provisions of paragraph (ii) of this Section 6(b) shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsement).

          (iv) The Pledgor shall, if necessary to permit the Secured Party to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 6(a)(i) above and to receive all dividends and distributions which it may be entitled to receive under Section 6(a)(ii) above, execute and deliver to the Secured Party, from time to time and upon written notice of the Secured Party, appropriate proxies, dividend and other payment orders and other instruments as the Secured Party may reasonably request. The foregoing shall not in any way limit the Secured Party's power and authority granted pursuant to Section 8 hereof.

     SECTION 7. Transfers and Other Liens; Additional Shares.

     (a) The Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Pledged Collateral unless such disposition or grant is permitted pursuant to the Credit Agreement, or (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for Liens and security interests created pursuant to the Collateral Documents securing the Obligations.

     (b) The Pledgor agrees that it will (i) cause each issuer of the Pledged Shares not to issue any shares of stock or other securities in addition to or in substitution for the Pledged Shares, except, with the written consent of the Secured Party, to the Pledgor, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all Additional Shares, and
(iii) promptly (and in any event within three Business Days) deliver to the Secured Party a Pledge Amendment, duly executed by the Pledgor, in substantially the form of Schedule II hereto (a "Pledge Amendment"), in respect of the Additional Shares, together with all certificates, notes or other instruments representing or evidencing the same. The Pledgor hereby (i) authorizes the Secured Party to attach each Pledge Amendment to this Pledge Agreement, (ii) agrees that all Additional Shares listed on any Pledge Amendment delivered to the Secured Party shall for all purposes hereunder constitute Pledged Shares and
(iii) is deemed to have made, upon such delivery, the representations and warranties contained in Section 4 hereof with respect to such Pledged Collateral.

     SECTION 8. Secured Party Appointed Attorney-in-Fact and Proxy. The Pledgor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact and proxy with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in its own name, from time to time in the

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Secured Party's discretion, for the purpose of carrying out the terms of this
Agreement, at any time after the occurrence and during the continuance of an Event of Default, to take any and all appropriate action and to execute and deliver any and all documents and instruments which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution or payment in respect of the Pledged Collateral or any part thereof, to give full discharge for the same, and to vote or grant any consent in respect of the Pledged Shares authorized by Section 6(b) hereof. The Pledgor hereby ratifies, to the extent permitted by law, all that any said attorney shall lawfully do or cause to be done by virtue hereof. This power, being coupled with an interest, is irrevocable until the Obligations are paid in full.

     SECTION 9. Secured Party May Perform. If the Pledgor fails to perform any agreement contained herein, the Secured Party may, but shall not be obligated to, itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Pledgor under Section 12 hereof and constitute Obligations secured hereby.

     SECTION 10. Reasonable Care. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property which constitutes negotiable securities, it being understood that the Secured Party shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Secured Party has or is deemed to have knowledge of any such matter, or (ii) taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral.

     SECTION 11. Remedies upon Default. If any Event of Default shall have occurred and be continuing:

     (a) The Secured Party may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party after default under the Uniform Commercial Code (the "Code") in effect in the State of Delaware at that time, and the Secured Party may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any office of the Secured Party or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time

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and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Secured Party accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

     (b) If the Secured Party shall determine to exercise its right to sell all or any of the Pledged Collateral pursuant to this Section 11, the Pledgor agrees that, upon request of the Secured Party, the Pledgor will, at its own cost and expense:

          (i) execute and deliver, and use its best efforts to cause each issuer of the Pledged Shares and its directors and officers to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Secured Party, necessary or advisable to register such Pledged Shares under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission ("SEC") applicable thereto;

          (ii) use its best efforts to qualify the Pledged Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by the Secured Party;

          (iii) make available to its security holders, as soon as practicable, an earning statement which will satisfy the provisions of section 11(a) of the Securities Act; and

          (iv) do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law.

The Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Secured Party by reason of the failure by the Pledgor to perform any of the covenants contained in this Section 11 and, consequently, agrees that, if the Pledgor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Pledged Collateral on the date the Secured Party shall demand compliance with this Section.

     (c) The Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Secured Party may, at its option, elect not to require the Pledgor to register all or any part of the Pledged Collateral and may therefore be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who will agree, among other things, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such sale may result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions and, notwithstanding such circumstances, agrees that any such sale shall be deemed to have been made in a commercially reasonable manner. The Secured Party shall be under no obligation to delay the sale of any of the Pledged Collateral for the period of time necessary to permit the Pledgor to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Pledgor would agree to do so.

     (d) If the Secured Party determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, the Pledgor shall, from time to time, furnish to the Secured Party all such information as the Secured Party may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by the Secured Party as exempt transactions under the Securities Act and rules of the SEC thereunder, as the same are from time to time in effect.

     (e) Any cash held by the Secured Party as Pledged Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral shall be applied by the Secured Party:

          (i) first, to the payment of the costs and expenses of such sale, including, without limitation, reasonable expenses of the Secured Party and its agents including the fees and expenses of its counsel, and all expenses, liabilities and advances made or incurred by the Secured Party in connection therewith or pursuant to Section 9 hereof;

          (ii) next, to the Secured Party for application in payment in full of the Obligations; provided, that if the amount of such cash proceeds exceeds the amount of the Obligations then due and payable, the Secured Party may retain such excess cash proceeds in an amount not to exceed 110% of the Obligations not then due, for application in payment of the Obligations not then due, for a period up to the date such Obligations become due and payable, but in no event later than 180 days after receipt thereof, such 180-day period to be extended for so long as any dispute exists between any Loan Party and the Secured Party with respect to such application of or the Secured Party's right to apply such proceeds; and

          (iii) finally, after payment in full of all of the Obligations, to the payment to the Pledgor, or its successors or assigns, or to whosoever may be lawfully entitled to receive the same as a court of competent jurisdiction may direct of any surplus then remaining.

     SECTION 12. Expenses. The Pledgor will upon demand pay to the Secured Party the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of the Secured Party's counsel and of any experts and agents, which the Secured Party may incur in connection with
(i) the administration of this Agreement, (ii) the custody or preservation of, sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights and remedies hereunder of the Secured Party, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

     SECTION 13. Security Interest Absolute. All rights of the Secured Party and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

          (i) any lack of validity or enforceability of any provision of the Credit Agreement, the Note or any other Loan Document or any other agreement or instrument relating thereto;

          (ii) any change in the time, manner or place of payment of, or in any other term of, or any increase in the amount of, all or any of the Obligations, or any other amendment or waiver of any term of, or any consent to any departure from any requirement of, the Credit Agreement, the Note or any other Loan Document;

          (iii) any exchange, release or non-perfection of any Lien on any other collateral, or any release or amendment or waiver of any term of any guaranty of, or consent to departure from any requirement of any guaranty of, all or any of the Obligations; or

          (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, a borrower or a pledgor.

     SECTION 14. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 15. Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopy or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered by hand, if to the Pledgor, addressed to the Pledgor at 3420 Central Expressway, Santa Clara, California 95051 (Telecopy No. (408) 616-6604), Attention:
Christine Morris, and if to the Secured Party, addressed to it at its address specified in the Credit Agreement, or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed, telegraphed, telexed, telecopied, cabled or delivered, be effective when deposited in the mails, delivered to the telegraph company, confirmed by telex answerback, telecopied with confirmation of receipt, delivered to the cable company or delivered by hand to the addressee.

     SECTION 16. Binding Effect. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until payment in full (after the Termination Date) of the Obligations, (ii) be binding upon the Pledgor, its successors and assigns and
(iii) inure, together with the rights and remedies hereunder, to the benefit of and be enforceable by the Secured Party and its successors, transferees and assigns; provided, however, that the Pledgor may not assign its rights or obligations hereunder or in connection herewith or any interest herein (voluntarily, by operation of law or otherwise) without the prior written consent of the Secured Party. Except as provided in Section 1, no other Person (including any other creditor of the Pledgor) shall have any interest herein or any right or benefit with respect hereto and this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and each of their respective successors and assigns.

     SECTION 17. Termination. Upon the payment in full (after the Termination
Date) of the Obligations, the Pledgor shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

     SECTION 18. Governing Law; Severability. This Agreement and the rights and obligations of the parties hereto, including the interpretation, construction, validity and enforceability thereof, shall be governed by and construed and interpreted in accordance with the law of the State of Delaware. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity and without invalidating the remaining provisions of this Agreement. Unless otherwise defined herein or in the Credit Agreement, terms defined in Article 9 of the Uniform Commercial Code as in effect in the State of Delaware are used herein as therein defined.

     SECTION 19. Entire Agreement. Subject to the terms of the Dispute Resolution Agreement, this Agreement, together with all of the other Loan Documents and all certificates and documents delivered hereunder or thereunder, embodies the entire agreement of the parties and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof, including that certain term sheet, dated on or about October 19, 2001, between the Pledgor and the Secured Party.

     SECTION 20. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not part of this Agreement.

     SECTION 21. Counterparts. This Agreement may be executed in any number of counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same Agreement.

     SECTION 22. Further Indemnification. The Pledgor agrees to pay, and save the Secured Party harmless from, any and all liabilities with respect to, or resulting from any delay in paying (other than a delay caused by the gross negligence or willful misconduct of the Secured Party), any and all excise, sales or other similar taxes which may be payable with respect to any of the Pledged Collateral or in connection with any of the transactions contemplated by this Agreement.

     SECTION 23. No Waiver; Remedies.

     (a) No failure on the part of the Secured Party to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative, may be exercised singly or concurrently, and are not exclusive of any remedies provided by law or any of the other Loan Documents.

     (b) Failure by the Secured Party at any time or times hereafter to require strict performance by any Pledgor or any other Person of any of the provisions, warranties, terms or conditions contained in any of the Loan Documents now or at any time or times hereafter executed by any Pledgor or any such other Person and delivered to the Secured Party shall not waive, affect or diminish any right of the Secured Party at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been modified or waived by any course of conduct or knowledge of the Secured Party, or any agent, officer or employee of the Secured Party.

     SECTION 24. Waivers. The Pledgor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Pledged Collateral, except such demands and notices as are expressly required by this Agreement.

     SECTION 25. Unpaid Obligations. Notwithstanding any provisions of this Agreement to the contrary, if, after giving effect to any sale, transfer, assignment or other disposition of any or all of the Pledged Collateral pursuant hereto and after the application of the proceeds hereunder to Obligations, any Obligations remain unpaid or unsatisfied, the Pledgor shall remain liable for the unpaid and unsatisfied amount of such Obligations.

     IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.

                                       COVAD COMMUNICATIONS GROUP, INC.


                                       By: /s/ Charles Hoffman
                                           ------------------------------------
                                           Name:  Charles Hoffman
                                           Title: President and Chief Executive
                                                  Officer


Accepted and Acknowledged:

SBC COMMUNICATIONS INC.


By: /s/ John J. Stephens
    -------------------------------
    Name: John J. Stephens
    Title: VP - Controller